SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

GARTMORE VARIABLE INSURANCE TRUST
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

GARTMORE VARIABLE INSURANCE TRUST
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Federated GVIT High Income	Gartmore GVIT Global	Gartmore GVIT Mid Cap
Bond Fund	Utilities Fund	Growth Fund
GVIT International Index Fund	Gartmore GVIT Government	Gartmore GVIT Money
GVIT International Value Fund	Bond Fund	Market Fund II
GVIT Mid Cap Index Fund	Gartmore GVIT Growth Fund	Gartmore GVIT Money
GVIT S&P 500 Index Fund	Gartmore GVIT International	Market Fund
GVIT Small Cap Growth Fund	Growth Fund	Gartmore GVIT
GVIT Small Cap Value Fund	Gartmore GVIT Investor	Nationwide Fund
GVIT Small Company Fund	Destinations Aggressive Fund	Gartmore GVIT Nationwide
Gartmore GVIT Developing	Gartmore GVIT Investor	Leaders Fund
Markets Fund	Destinations Conservative Fund	Gartmore GVIT U.S. Growth
Gartmore GVIT Emerging	Gartmore GVIT Investor	Leaders Fund
Markets Fund	Destinations Moderate Fund	Gartmore GVIT Worldwide
Gartmore GVIT Global	Gartmore GVIT Investor	Leaders Fund
Financial Services Fund	Destinations Moderately	JPMorgan GVIT Balanced Fund
Gartmore GVIT Global Health	Aggressive Fund	Van Kampen GVIT Comstock
Sciences Fund	Gartmore GVIT Investor	Value Fund
Gartmore GVIT	Destinations Moderately	Van Kampen GVIT Multi Sector
Global Technology and	Conservative Fund	Bond Fund
Communications Fund

_________________________________________________

IMPORTANT SHAREHOLDER INFORMATION
_________________________________________________

     Enclosed is a Notice, Proxy Statement, and proxy card(s) for a Special Meeting of Shareholders (the “Meeting”) relating to the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Gartmore Variable Insurance Trust (the “Trust”). The Meeting is scheduled for April 23, 2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     On February 2, 2007, Nationwide Corporation (“NWC”), the current owner of Gartmore Mutual Fund Capital Trust (“GMFCT”), which serves as the investment adviser to the Funds, entered into a definitive purchase agreement with its majority-owned subsidiary, Nationwide Financial Services, Inc. (“Nationwide Financial”) whereby Nationwide Financial agreed to acquire GMFCT from NWC in order to combine GMFCT’s mutual fund management expertise with Nationwide Financial’s extensive distribution channels and capabilities (the “Transaction”). This Transaction will result in a change of control of GMFCT and thus, will cause the Trust’s current investment advisory agreement with GMFCT to terminate. To enable GMFCT to continue, after the Transaction, to provide investment advisory services to the Funds the Board of Trustees of the Trust (the “Board”) is proposing (“Proposal 1”) that shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds approve a new investment advisory agreement with GMFCT.

     In addition, the Board is proposing (“Proposal 2”) that shareholders of the Gartmore GVIT Mid Cap Growth Fund (the “Mid Cap Growth Fund”) approve a new investment subadvisory agreement with NorthPointe Capital LLC (“NorthPointe”).

     Proposal 1 and Proposal 2 are collectively referred to as the “Proposals.” Details of these Proposals are included in the attached Proxy Statement. These Proposals are not expected to result in a change in the level or quality of services your Fund currently receives from the investment adviser, except that GMFCT will serve in an oversight capacity with respect to the Mid Cap Growth Fund if Proposal 2 is approved. In addition, these Proposals will not result in a change in the amount of the investment advisory fees paid by your Fund.

     Proposals 1 and 2 have been carefully reviewed by the Board. The Board believes that each Proposal is in the best interests of shareholders. The Board recommends that you vote, as applicable, FOR each Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     If you have any questions before you vote, please call MIS, an ADP company (“MIS”), the Trust’s proxy agent, toll-free at 1-877-333-2303. You may also receive a telephone call from one of MIS’s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

TELEPHONE AND INTERNET VOTING For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

GARTMORE VARIABLE INSURANCE TRUST
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Federated GVIT High Income	Gartmore GVIT Global	Gartmore GVIT Mid Cap
Bond Fund	Utilities Fund	Growth Fund
GVIT International Index Fund	Gartmore GVIT Government	Gartmore GVIT Money
GVIT International Value Fund	Bond Fund	Market Fund II
GVIT Mid Cap Index Fund	Gartmore GVIT Growth Fund	Gartmore GVIT Money
GVIT S&P 500 Index Fund	Gartmore GVIT International	Market Fund
GVIT Small Cap Growth Fund	Growth Fund	Gartmore GVIT
GVIT Small Cap Value Fund	Gartmore GVIT Investor	Nationwide Fund
GVIT Small Company Fund	Destinations Aggressive Fund	Gartmore GVIT Nationwide
Gartmore GVIT Developing	Gartmore GVIT Investor	Leaders Fund
Markets Fund	Destinations Conservative Fund	Gartmore GVIT U.S. Growth
Gartmore GVIT Emerging	Gartmore GVIT Investor	Leaders Fund
Markets Fund	Destinations Moderate Fund	Gartmore GVIT Worldwide
Gartmore GVIT Global	Gartmore GVIT Investor	Leaders Fund
Financial Services Fund	Destinations Moderately	JPMorgan GVIT Balanced Fund
Gartmore GVIT Global Health	Aggressive Fund	Van Kampen GVIT Comstock
Sciences Fund	Gartmore GVIT Investor	Value Fund
Gartmore GVIT	Destinations Moderately	Van Kampen GVIT Multi Sector
Global Technology and	Conservative Fund	Bond Fund
Communications Fund

______________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
______________________________________________________

     To the shareholders of each of the above Funds of Gartmore Variable Insurance Trust and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of any of these Funds:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Gartmore Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held on April 23, 2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1:	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and the Trust, on behalf of each of the Funds.

Proposal 2:	To approve a new subadvisory agreement among GMFCT, NorthPointe Capital LLC and the Trust, on behalf of the Gartmore GVIT Mid Cap Growth Fund.

     The attached Proxy Statement provides additional information about these Proposals. Shareholders of record of each Fund as of the close of business on February 2, 2007 are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof for the applicable Proposal or Proposals. Whether or not you plan to attend the Meeting in person, please vote your shares.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

ERIC E. MILLER,
Secretary

February 23, 2007

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATIONS, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	iii
Why have I been sent this Proxy Statement?	iii
Why am I being asked to approve the New Agreements?	iv
Are there any differences between the Original GMFCT Agreement and the New GMFCT Agreement?	iv
What are the features of the new Subadvisory Agreement?	v
What will happen if there are not enough votes to approve the New Agreements?	v

BACKGROUND	1

GENERAL VOTING INFORMATION	3
Who is asking for my vote?	3
Who is eligible to vote?	3
On what issues am I being asked to vote?	4
How do the Trustees recommend that I vote?	4
How do I ensure that my vote is accurately recorded?	4
Whom should I call for additional information about this Proxy Statement?	5
May I revoke my proxy/voting instructions?	5
How may I get more information about the Trust and the Funds?	6

COMMON INFORMATION RELATING TO ALL PROPOSALS	6
Board of Trustees’ Considerations	6
Section 15(f) of the 1940 Act	9
Shareholder Approval	10

PROPOSAL 1 -- APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN GMFCT AND THE TRUST, ON BEHALF OF THE FUNDS	11
Background and Description of the Proposal	11
Information about GMFCT, NWD and Nationwide Financial	11
Comparison of the Original GMFCT Agreement and the New GMFCT Agreement	13

PROPOSAL 2 --APPROVAL OF NEW SUBADVISORY AGREEMENT BY AND AMONG GMFCT, NORTHPOINTE AND THE TRUST, ON BEHALF OF THE GARTMORE GVIT MID CAP GROWTH FUND	15
Background and Description of the Proposal	15
Information about GMFCT and NorthPointe	15
Key Features of the Subadvisory Agreement	16

i

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST	17
The Investment Advisers and Subadvisers	17
Fund Administrator and Transfer Agent	20
Distributor	20
Custodian	21

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS	21
Principal Shareholders	21

FURTHER INFORMATION ABOUT VOTING AND THE MEETING	21

EXHIBIT A: Share Information as of February 2, 2007	A-1
EXHIBIT B: Form of New Investment Advisory Agreement between the Trust and GMFCT	B-1
EXHIBIT C: Directors and Principal Executive Officers of GMFCT, NWD, Nationwide Financial and NorthPointe	C-1
EXHIBIT D: Investment Advisory Fees	D-1
EXHIBIT E: Investment Advisory Fees Paid to GMFCT	E-1
EXHIBIT F: Form of Subadvisory Agreement among the Trust, GMFCT and NorthPointe	F-1
EXHIBIT G: Principal Shareholders as of February 2, 2007	G-1
EXHIBIT H: Comparable Funds Managed by GMFCT	H-1
EXHIBIT I: Affiliated Brokerage Commissions	I-1

QUESTIONS AND ANSWERS

Why have I been sent this Proxy Statement?

     You have been sent this Proxy Statement because you have the right to vote on important Proposals concerning your investment in one or more of the Funds.

     On February 2, 2007, Nationwide Financial Services, Inc. (“Nationwide Financial”) and Nationwide Corporation (“NWC”) entered into a definitive purchase agreement whereby Nationwide Financial will acquire (the “Transaction”) from NWC the “retail asset management subsidiaries” of NWD Investment Management, Inc. (“NWD”) (formerly known as Gartmore Global Investments, Inc.), which includes Gartmore Mutual Fund Capital Trust (“GMFCT”), Gartmore Distribution Services, Inc. (“GDSI”) and Gartmore Investor Services, Inc. (“GISI”). The sale is anticipated to close on or about April 30, 2007. The Transaction will result in a change of control of each of NWD’s retail asset management subsidiaries and thus may be deemed an “assignment,” which will result in the immediate termination of the current advisory agreement with GMFCT with respect to each Fund (the “Original GMFCT Agreement”). To enable GMFCT to continue, after the Transaction, to provide investment advisory services to the Funds, the Board of Trustees (the “Board”) of Gartmore Variable Insurance Trust (the “Trust”) is proposing that shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds approve a new investment advisory agreement with GMFCT (the “New GMFCT Agreement”). The terms of the New GMFCT Agreement, including the amount of the advisory fees each Fund pays to GMFCT, are identical in all material respects to the terms of the Original GMFCT Agreement. If approved, the New GMFCT Agreement will supersede the Original GMFCT Agreement for the Funds.

     In addition, shareholders of the Gartmore GVIT Mid Cap Growth Fund (the “Mid Cap Growth Fund”) are being asked to approve a proposed new investment subadvisory agreement by and among GMFCT, NorthPointe Capital LLC (“NorthPointe”), and the Trust, on behalf of the Mid Cap Growth Fund (the “Subadvisory Agreement”). If approved, GMFCT will pay NorthPointe a portion of the advisory fee GMFCT receives from the Mid Cap Growth Fund. Thus, the new Subadvisory Agreement with NorthPointe will not result in an increase in the fees paid by the Mid Cap Growth Fund.

     Accordingly, you have been sent this Proxy Statement to vote on the aforementioned New GMFCT Agreement and Subadvisory Agreement (collectively, the “New Agreements”).

     The Board approved the New Agreements at its January 11, 2007 meeting and voted at its February 2, 2007 meeting to submit the New Agreements to a vote of the Funds’ shareholders (the “Proposals”). The Board recommends that the shareholders of the Funds vote to approve the New Agreements, as applicable. The various factors that the Board considered in making this determination are described in this Proxy Statement.

     As a shareholder of one or more of the Funds, you are entitled to vote on the Proposal(s) as it relates to each Fund in which you own shares. This Proxy Statement provides you with information regarding the Proposal(s) for you to consider before casting your vote.

Why am I being asked to approve the New Agreements?

     The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which requires that a new investment advisory agreement (or new subadvisory agreement, except in certain instances where special exemptive relief has been obtained from the Securities and Exchange Commission (“SEC”)) must be approved by a majority of each Fund’s outstanding voting securities to take effect. Additionally, the 1940 Act provides that any previously approved investment advisory agreement with an investment company will terminate automatically if the investment adviser experiences a significant change in ownership. Due to the change in ownership of GMFCT as described in the answer to the previous question, the New GMFCT Agreement must be submitted to shareholders of the Funds for their vote as required by the 1940 Act.

     The Mid Cap Growth Fund currently does not have a subadviser. GMFCT is proposing that NorthPointe be hired as the Mid Cap Growth Fund’s subadviser. Because NorthPointe is an affiliate of GMFCT, the special exemptive relief that would otherwise apply is not available. Thus, the Subadvisory Agreement must be submitted to shareholders of the Mid Cap Growth Fund for their vote in order for the Subadvisory Agreement to take effect. If approved, GMFCT and NorthPointe intend that the same portfolio managers that currently manage the Mid Cap Growth Fund will continue to do so, but will do so as employees of NorthPointe rather than GMFCT.

     The aforementioned provisions of the 1940 Act are designed to ensure that shareholders have a say in the company or persons that own, control and manage the investment adviser of their Fund.

Are there any differences between the Original GMFCT Agreement and the New GMFCT Agreement?

     The key features of the Original GMFCT Agreement and the New GMFCT Agreement for the Funds are described in this Proxy Statement. Your approval of the New GMFCT Agreement will not increase the overall management fees or expenses of the Funds, and is not expected to change the level or quality of services provided to the Funds. The New GMFCT Agreement between the Trust and GMFCT, on behalf of the Funds, is identical in all material respects to the Original GMFCT Agreement.

What are the features of the new Subadvisory Agreement?

     The Mid Cap Growth Fund was not previously subject to any subadvisory agreement. Therefore, the new Subadvisory Agreement provides for a different investment management structure, which the Board has unanimously approved and determined to be in the Mid Cap Growth Fund’s best interests. As a practical matter, however, it is anticipated that under the Subadvisory Agreement, day-to-day management of the Mid Cap Growth Fund’s investments will continue to be provided by the same portfolio managers who currently manage the Fund, except that such portfolio managers will now be employees of NorthPointe rather than GMFCT. General oversight of NorthPointe will be performed by GMFCT as the Mid Cap Growth Fund’s investment adviser.

What will happen if there are not enough votes to approve the New Agreements?

     It is important that shareholders complete, sign, date and return proxy card(s)/voting instruction form(s) to ensure that there is a quorum for the Meeting. If we do not receive your proxy card(s)/voting instruction form(s) after several weeks, you may be contacted by officers of the Trust or GMFCT or by our proxy solicitor, MIS, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the New Agreements for the Funds, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

v

GARTMORE VARIABLE INSURANCE TRUST
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Federated GVIT High Income	Gartmore GVIT Global	Gartmore GVIT Mid Cap
Bond Fund	Utilities Fund	Growth Fund
GVIT International Index Fund	Gartmore GVIT Government	Gartmore GVIT Money
GVIT International Value Fund	Bond Fund	Market Fund II
GVIT Mid Cap Index Fund	Gartmore GVIT Growth Fund	Gartmore GVIT Money
GVIT S&P 500 Index Fund	Gartmore GVIT International	Market Fund
GVIT Small Cap Growth Fund	Growth Fund	Gartmore GVIT
GVIT Small Cap Value Fund	Gartmore GVIT Investor	Nationwide Fund
GVIT Small Company Fund	Destinations Aggressive Fund	Gartmore GVIT Nationwide
Gartmore GVIT Developing	Gartmore GVIT Investor	Leaders Fund
Markets Fund	Destinations Conservative Fund	Gartmore GVIT U.S. Growth
Gartmore GVIT Emerging	Gartmore GVIT Investor	Leaders Fund
Markets Fund	Destinations Moderate Fund	Gartmore GVIT Worldwide
Gartmore GVIT Global	Gartmore GVIT Investor	Leaders Fund
Financial Services Fund	Destinations Moderately	JPMorgan GVIT Balanced Fund
Gartmore GVIT Global Health	Aggressive Fund	Van Kampen GVIT Comstock
Sciences Fund	Gartmore GVIT Investor	Value Fund
Gartmore GVIT	Destinations Moderately	Van Kampen GVIT Multi Sector
Global Technology and	Conservative Fund	Bond Fund
Communications Fund

__________________________

PROXY STATEMENT
__________________________

BACKGROUND

     Nationwide Mutual Insurance Company (“Nationwide Mutual”) is the indirect and ultimate parent of NWD Investment Management, Inc. (“NWD”), formerly known as Gartmore Global Investments, Inc., and NWD’s subsidiaries including: (1) Gartmore Mutual Fund Capital Trust (“GMFCT”), the investment adviser to each of the series listed above (singly, a “Fund,” and collectively, the “Funds”); and (2) NorthPointe Capital LLC (“NorthPointe”), a proposed subadviser with respect to the Gartmore GVIT Mid Cap Growth Fund (the “Mid Cap Growth Fund”).

     On February 2, 2007, Nationwide Financial Services, Inc. (“Nationwide Financial”) and Nationwide Corporation (“NWC”) entered into a definitive purchase agreement (the “Transaction Agreement”) whereby Nationwide Financial agreed to acquire NWD’s “retail asset management subsidiaries,” specifically, GMFCT, Gartmore Distribution Services, Inc. (“GDSI”), and Gartmore Investor Services, Inc. (“GISI”), from NWC (the “Transaction”). NWD is owned and controlled through NWC by Nationwide Mutual.

     Under the terms of the Transaction Agreement, Nationwide Financial will pay $225 million in cash, plus an amount equal to the tangible shareholders’ equity on the balance sheet at closing to NWC for the above noted retail asset management subsidiaries of NWD. The Transaction is presently expected to close on or about April 30, 2007. The closing of the Transaction will result in a change of control of each of NWD’s retail asset management subsidiaries and thus may be deemed an “assignment,” which will result in the immediate termination of the current advisory agreement that GMFCT has with respect to each Fund (the “Original GMFCT Agreement”). To enable GMFCT to continue, after the Transaction, to provide investment advisory services to the Funds, the Board of Trustees (the “Board”) of Gartmore Variable Insurance Trust (the “Trust”) is proposing that shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds approve a new investment advisory agreement with GMFCT (the “New GMFCT Agreement”).

     In addition, shareholders of the Gartmore GVIT Mid Cap Growth Fund (the “Mid Cap Growth Fund”) are being asked to approve a proposed new investment subadvisory agreement by and among GMFCT, NorthPointe, and the Trust, on behalf of the Mid Cap Growth Fund (the “Subadvisory Agreement”). Although the Funds have received an exemptive order issued by the Securities and Exchange Commission (“SEC”), which permits the Board to hire and fire unaffiliated subadvisers without shareholder approval (the “Manager of Managers Order”), the Manager of Managers Order does not permit the hiring of any affiliated subadvisers unless shareholder approval is obtained. Since NorthPointe is an affiliate of GMFCT, shareholders of the Mid Cap Growth Fund must approve the proposed Subadvisory Agreement in order for the Subadvisory Agreement to take effect. If the proposed Subadvisory Agreement is approved, the same portfolio managers who currently manage the Mid Cap Growth Fund are currently expected to continue to do so, but will do so as employees of NorthPointe rather than GMFCT.

     Nationwide Financial’s intention is that, over time, GMFCT will operate exclusively as a “manager of managers” under which GMFCT, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. GMFCT is seeking to ensure that its current portfolio managers remain employed by GMFCT in the short run and to enter into arrangements that would result in those portfolio managers becoming employed by an existing or new unaffiliated subadviser. However, there is no guarantee that GMFCT will be able to achieve this result. Assuming that these portfolio managers become employed by an unaffiliated subadviser, GMFCT, subject to Board approval, could hire the subadvisers under the Manager of Managers Order without obtaining shareholder approval.

     It is also possible that as part of its plan to assure continuity in management of certain of the Trust’s directly managed Funds, Nationwide Financial might propose to the Trust’s Board that such directly managed Funds be sold to, or reorganized with, one or more existing or newly formed unaffiliated investment companies.

GENERAL VOTING INFORMATION

Who is asking for my vote?

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board to be used in connection with a Special Meeting of Shareholders (the “Meeting”) of the Funds to be held at 9:00 a.m., Eastern Time, on April 23, 2007. The Meeting will be conducted at the Trust’s principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) from owners of variable annuity contracts and variable insurance policies (collectively, “variable contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

Who is eligible to vote?

     The Board has fixed the close of business on February 2, 2007, as the record date (the “Record Date”) for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each Proposal on which such shareholders are being asked to vote. In addition, variable contract owners of record on the Record Date have the right to instruct Nationwide Life or their Participating Insurance Company, as applicable, as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

     This Proxy Statement, Notice of Special Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders and variable contract owners on or about February 23, 2007.

     For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both variable contract owners who invest in the Funds through their variable contracts as well as Nationwide Life and the Participating Insurance Companies and other direct shareholders of the Funds.

On what issues am I being asked to vote?

     The shareholders of the Funds, as applicable, are being asked to consider and vote to approve the following matters (each, a “Proposal” and collectively, the “Proposals”). Please cross-reference the proxy card(s) that you receive with the appropriate Proposal.

Proposal		Shareholders Entitled
No.	Proposal	To Vote
1	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and the Trust, on behalf of each of the Funds.	Shareholders of each Fund voting separately by Fund.

2	To approve a subadvisory agreement among GMFCT, NorthPointe Capital LLC and the Trust	Shareholders of Gartmore GVIT Mid Cap Growth Fund only

     The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote FOR each of the Proposals.

How do I ensure that my vote is accurately recorded?

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the enclosed proxy card(s)/voting instruction form(s). For each Fund in which you owned shares on the Record Date, a proxy card or voting instruction form, bearing the appropriate Fund’s name, is included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you will receive more than one proxy card or voting instruction form. Please complete each proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to each Fund you own. Your proxy card(s)/voting instruction form(s) must be received by the Trust or its proxy agent by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     The persons named as proxies on the enclosed form of proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal(s) to which the proxy relates.

     With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.

     If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal(s) to which the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

     Please call MIS, an ADP company (“MIS”), the Trust’s proxy solicitation agent, toll-free at 1-877-333-2303.

May I revoke my proxy/voting instructions?

     Shareholders may revoke previously submitted proxies at any time by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote or to obtain a “legal proxy” if the shareholder wants to vote in person at the Meeting.

     Variable contract owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact Nationwide Life or the Participating Insurance Company, as applicable, for further information on how to revoke voting instructions, including any applicable deadlines.

How may I get more information about the Trust and the Funds?

     The Trust will furnish, without charge, a copy of the Trust’s most recent annual reports to shareholders and semi-annual reports to shareholders, upon request. Such request may be made either by writing to the Trust at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 or by calling toll-free (800) 848-0920.

COMMON INFORMATION RELATING TO ALL PROPOSALS

Board of Trustees’ Considerations

     At an in-person Board meeting held on January 11, 2007, the Board, including the Trustees who are not considered “interested persons” under the 1940 Act (“Independent Trustees”), discussed and approved the New GMFCT Agreement and Subadvisory Agreement (collectively, the “New Agreements”), as applicable, on behalf of the Funds and, at its Special Board Meeting on February 2, 2007, unanimously agreed to recommend that shareholders approve the New Agreements. The Independent Trustees had requested and been provided with detailed materials relating to GMFCT, NWD, Nationwide Financial, and the Transaction in advance of the meetings. The Independent Trustees were also provided with detailed materials relating to NorthPointe, the proposed subadviser for the Mid Cap Growth Fund. The Independent Trustees met in executive session with their independent legal counsel prior to and during the meetings to discuss information relating to the Proposals and the possible effect on the Funds. The material factors and conclusions that formed the basis for these recommendations are discussed below.

     The Nature, Extent, and Quality of the Services Provided by GMFCT, as Investment Adviser. With regard to Proposal 1, the Board considered GMFCT’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with GMFCT’s senior management with respect to the Funds, including the information provided by management and Lipper, Inc. (“Lipper”) at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007.

     In addition, the Board also considered Nationwide Financial’s announced intentions, over time, that GMFCT will operate exclusively as a “manager of managers” in which GMFCT, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of GMFCT and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio managers elect to terminate their employment with GMFCT and/or not become employed by an existing or new subadviser for a Fund. In this regard, GMFCT advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage the Fund, reasonable efforts are being made by GMFCT to achieve this result.

     Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by GMFCT were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New GMFCT Agreement.

     The Nature, Extent, and Quality of the Services Provided by NorthPointe, as Subadviser. The Board next considered whether to approve the Subadvisory Agreement with NorthPointe on behalf of the Mid Cap Growth Fund. Specifically, the Board considered Nationwide Mutual’s stated intention to employ the same portfolio managers who currently provide portfolio management services as employees of GMFCT to the Mid Cap Growth Fund, but to have those portfolio managers do so as employees of NorthPointe. The Board also considered Nationwide Mutual’s and NWD’s representation that as the Mid Cap Growth Fund’s subadviser, NorthPointe will continue to provide the same nature and quality of services that GMFCT currently provides to the Mid Cap Growth Fund as its adviser. The Board also noted that, as GMFCT proposes to pay NorthPointe’s subadvisory fee out of the advisory fee it receives from the Mid Cap Growth Fund under the New GMFCT Agreement described in Proposal 1 below, there will be no change in the advisory fee paid by the Mid Cap Growth Fund.

     The Board considered and then discussed Nationwide Mutual’s intention that, in seeking unaffiliated potential buyers for NorthPointe, it is Nationwide Mutual’s goal to seek a buyer that will continue to employ the NorthPointe portfolio managers who currently manage the Mid Cap Growth Fund and to recommend to the Board, that if acquired by an unaffiliated adviser, then unaffiliated NorthPointe be retained as an unaffiliated subadviser so that the Mid Cap Growth Fund may continue to be managed by the same NorthPointe portfolio managers who currently manage the Mid Cap Growth Fund, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Order, GMFCT, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NorthPointe would become if it were sold to an unaffiliated party, without seeking shareholder approval. If NorthPointe is sold (and therefore becomes unaffiliated with GMFCT) and the Board approves the hiring of NorthPointe as subadviser to the Mid Cap Growth Fund, shareholders of the Mid Cap Growth Fund will receive notification of this within 90 days from the date of effectiveness of the hiring.

     Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by NorthPointe were appropriate for the Mid Cap Growth Fund in light of the Fund’s investment objective, and, thus, supported a decision to approve the Subadvisory Agreement.

     The Investment Performance of the Funds. The Board evaluated each Fund’s investment performance. The Board considered the comparative performance of each Fund based on data provided by Lipper. With respect to the Mid Cap Growth Fund, the Board also considered the historical performance of NorthPointe in managing accounts with a similar investment mandate as the Mid Cap Growth Fund as well as the performance of the current GMFCT portfolio managers who are expected to continue to manage the Mid Cap Growth Fund as employees of NorthPointe. The Trustees concluded that the historical investment performance record of GMFCT, NorthPointe and the current GMFCT portfolio managers who are expected to continue to manage the Mid Cap Growth Fund as employees of NorthPointe, in combination with various other factors, supported a decision to approve the New GMFCT Agreement and Subadvisory Agreement, respectively.

     The Profitability of GMFCT and its Affiliates from the Relationship with the Funds, Including “Fall-Out” Benefits. The Board reviewed financial information relating to GMFCT that detailed GMFCT’s profitability with respect to its management of the Funds. The Board also evaluated GMFCT’s analysis of the Funds’ expenses and relevant comparison to the expenses of other comparable funds. The Trustees compared the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a peer group of funds. The Trustees also considered other benefits received by GMFCT as a result of its relationship with the Funds. With regard to NorthPointe, the Trustees considered that GMFCT will pay the subadvisory fees to NorthPointe and that the Mid Cap Growth Fund will not be responsible for the payment of any subadvisory fees to NorthPointe. In considering GMFCT’s profitability, the Board considered GMFCT’s current profitability as an active manager under Nationwide Mutual’s ownership, as well as GMFCT management’s views on near-term profitability as a “manager of managers” under Nationwide Financial’s ownership. The Trustees acknowledged that, as a business matter, GMFCT was entitled to earn reasonable profits for its services to the Funds. In addition, the Board concluded that the benefits accruing to GMFCT as a result of its relationship with the Funds are fair and reasonable.

     Fee Levels; Economies of Scale. The Board considered each Fund’s overall fee level and noted that the overall expenses of the Funds would remain the same under the New Agreements. The Trustees considered the expense limitation agreements in place for certain Funds whereby GMFCT has contractually agreed to waive advisory fees GMFCT receives from the Funds and/or to pay Fund expenses. The Trustees also considered that the Transaction could increase the assets in the Funds, thereby triggering breakpoints which would have the effect of lowering fees. The Board noted that each Fund’s advisory fee schedule currently includes breakpoints, except for the GVIT Small Cap Growth Fund, GVIT Small Company Fund, and Gartmore GVIT Investor Destinations Funds.

     Terms of the New Agreements. With respect to the New GMFCT Agreement, the Board considered the fact that the terms of the New GMFCT Agreement, including the termination provisions, are identical in all material respects to the terms of the Original GMFCT Agreement, except that the duration of the New GMFCT Agreement will, unless terminated sooner, extend for one year from the date of the change in ownership of GMFCT. The Board also reviewed the terms of the Subadvisory Agreement. The Board concluded that the terms of the New GMFCT Agreement and the Subadvisory Agreement are fair and reasonable.

     Conclusion. The Board, including all of the Independent Trustees, having considered each of the foregoing factors, concluded that each factor supported a determination to approve the New Agreements. No single factor alone was determinative in the decision of the Board, rather the totality of the factors taken together informed the Board’s decisions. The Board of Trustees concluded that the approval of the New Agreements was in the best interests of each Fund, as applicable, and its respective shareholders and unanimously approved the New Agreements.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that an investment adviser (such as GMFCT) to a registered investment company (such as the Trust), and the affiliates of such adviser (including, among others, NWD, Nationwide Mutual, and Nationwide Financial), may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the Board of the investment company cannot be “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on a fund includes any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such investment adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for anything other than bona fide investment advisory or other services. As purchaser, Nationwide Financial has agreed to use its reasonable best efforts to assure compliance with the conditions of Section 15(f) as it applies to the Funds and the Transaction. The Board intends to maintain a Board structure that will satisfy the first condition of Section 15(f) and to operate the Funds in a manner that will satisfy the no “unfair burden” condition of Section 15(f) of the 1940 Act, for not less than the time periods required under Section 15(f).

Shareholder Approval

     In order to take effect, the New Agreements, with respect to each Fund, must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. If there are sufficient votes for some, but not all, of the Funds to approve the New Agreements, the Meeting may be adjourned as to those Funds for which there are not sufficient votes to approve the New Agreements. A shareholder vote may be taken prior to any adjournment of the Meeting with respect to one or more Funds for which there are sufficient votes for approval of the New Agreements, even though the Meeting is adjourned as to one or more other Funds.

     With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide and each Participating Insurance Company will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to the Funds’ shareholders and to contract owners.

     Alternatively, in the event it becomes apparent that the requisite vote of a majority of shareholders of one or more Funds will not be received by the date of the closing of the Transaction, NWC has stated its intention to seek the approval of the Board of interim advisory and/or subadvisory agreements (each, an “Interim Contract”) on behalf of such Funds, pursuant to Rule 15a-4(b)(2) under the 1940 Act (the “Rule”). The Rule permits implementation of an Interim Contract provided that, among other things: (1) the compensation GMFCT or NorthPointe (each an “Interim Adviser”) receives under the Interim Contract is no greater than the Interim Adviser received under its previous contract; (2) the Board, including a majority of the Trustees who are not interested persons of the Trust, has voted at an in person meeting to approve each Interim Contract before the previous contract is terminated; (3) the Board, including a majority of the Trustees who are not interested persons of the Trust, determines that the scope and quality of services to be provided to a Fund under an Interim Contract will be at least equivalent to the scope and quality of services provided under the previous contract; and (4) the Interim Contract permits the Board or a majority of such Fund’s shareholders to terminate the Interim Contract at any time, without payment of a penalty, on as few as 10 calendar days’ written notice to the Interim Adviser. Rule 15a-4 imposes a number of additional requirements as to the Interim Agreements. Among the most important of these is the requirement that all advisory fees due to be paid to an Interim Adviser under an Interim Contract, must be placed in an interest-bearing escrow account with the Fund’s custodian or a bank until or unless the shareholders of such Fund approve a contract with the Interim Adviser within 150 days of the implementation of the Interim Contract.

PROPOSAL 1
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN GMFCT AND THE TRUST, ON BEHALF OF THE FUNDS

Background and Description of the Proposal

     GMFCT, the Funds’ investment adviser, is a wholly-owned subsidiary of NWD. Consequently, the Transaction will result in a change of corporate control of GMFCT and cause the Original GMFCT Agreement to terminate as required by the 1940 Act immediately upon the closing of the Transaction (the “Closing”). In order for the management and operation of each Fund to continue uninterrupted after the Closing, the Board of Trustees is requesting that shareholders of each Fund approve the New GMFCT Agreement, which will take effect upon the Closing. Approval of the New GMFCT Agreement is necessary due to the change in control of GMFCT.

     A form of the New GMFCT Agreement is attached as Exhibit B to this Proxy Statement. The New GMFCT Agreement is identical in all material respects to the Original GMFCT Agreement between the Trust and GMFCT. The key features of the New GMFCT Agreement and the Original GMFCT Agreement are described below.

Information about GMFCT, NWD and Nationwide Financial

     GMFCT is an investment adviser that is registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (“Advisers Act”). GMFCT provides investment advisory services to registered investment companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     Currently, NWD is the retail and institutional asset management business of Nationwide Mutual. Located outside Philadelphia, Pennsylvania, NWD manages more than $48.3 billion in assets as of December 31, 2006 through its investment management platform driven by sixty-eight investment management professionals and supported by a staff of more than 150. NWD provides core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients. The retail asset management business of NWD includes approximately $20.5 billion in managed assets as of December 31, 2006.

     Nationwide Financial (NYSE: NFS) is a publicly traded company based in Columbus, Ohio. Nationwide Financial provides a variety of financial services for consumers to invest and protect long-term assets. Nationwide Financial also offers retirement plans and services through both public and private-sector employers. Nationwide Financial is part of the Nationwide group of companies, which offers diversified insurance and financial services. The group is led by Nationwide Mutual, which is ranked No. 98 on the Fortune 100 based on 2005 revenue.

     Nationwide Financial entered into the Transaction Agreement with NWC with the intention of aligning NWD’s mutual fund business with Nationwide Financial’s long-term savings and investment capabilities. The Transaction will assist Nationwide Financial in becoming a more comprehensive provider of financial services products. The Transaction will also enable Nationwide Financial to leverage the Nationwide brand, its extensive distribution and core investment and packaging capabilities.

     Nationwide Financial, which will be the new owner of GMFCT, has informed the Trustees that Nationwide Financial currently intends, over time, that GMFCT will operate exclusively as a “manager of managers” under the Manager of Managers Order the Trust received from the SEC. This means that, over time, GMFCT’s duties and responsibilities will change from both being portfolio manager for some Funds and overseeing portfolio management provided by subadvisers for other Funds, to solely overseeing portfolio management provided by subadvisers for all Funds. The Manager of Managers Order permits the Funds’ investment adviser, GMFCT, to hire (and fire) new subadvisers that are unaffiliated with GMFCT and to make changes to existing subadvisory agreements with the approval of the Board, but without shareholder approval. Under the terms and conditions of the Manager of Managers Order, however, shareholders will receive notification of any such change within 90 days after the effective date of the change.

     Nationwide Financial has informed the Trustees that it (which for this purpose shall include GMFCT) has no present intention to recommend changes to any Fund’s current subadviser(s). Nationwide Financial has, however, expressed its present intent, over time, to seek to hire one or more subadvisers for every Fund, including those Funds that do not presently have subadvisers and those

Funds which have only one subadviser at this time. At such time as Nationwide Financial has identified one or more subadvisers for any Fund, Nationwide Financial will recommend such subadviser(s) to the Board. If the Board approves the hiring of one or more unaffiliated subadvisers, shareholders will receive an information statement providing notice of such hiring and providing shareholders with pertinent information about such subadviser(s). No affiliated subadviser can be hired without the vote of both the Trust’s Board and the applicable Fund’s shareholders. Therefore, should Nationwide Financial propose to hire any affiliate as a subadviser to any Fund, the shareholders of such Fund(s) must approve the hiring of such affiliated subadviser, in addition to the Board’s approval of such subadviser.

     The name, address and principal occupation of each of the directors and principal executive officers of GMFCT, NWD, and Nationwide Financial are included in Exhibit C.

Comparison of the Original GMFCT Agreement and the New GMFCT Agreement

     GMFCT serves as the Funds’ investment adviser under the Original GMFCT Agreement with the Trust dated May 2, 2005. The Original GMFCT Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on January 11, 2007 with respect to each Fund because the Original GMFCT Agreement was scheduled for its annual consideration and approval at that time. The Original GMFCT Agreement was approved by the initial shareholder of each Fund before the public offering and sale of that Fund. The New GMFCT Agreement is identical in all material respects to the Original GMFCT Agreement. The key features of the Original GMFCT Agreement and the New GMFCT Agreement are described below.

     Advisory Services. Under the Original GMFCT Agreement, GMFCT, subject to the supervision and direction of the Board of Trustees: (i) sets overall investment strategy for each Fund; (ii) has overall supervisory responsibility for the general management and investment of each Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, GMFCT, subject to the supervision and direction of the Board of Trustees: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated. GMFCT also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, under the Original GMFCT Agreement, GMFCT is responsible for providing periodic reports to the Board of Trustees concerning a Fund’s business and investments as the Board requests. Under the New GMFCT Agreement, GMFCT, as investment adviser, would provide the same services that it performs under the Original GMFCT Agreement.

     Investment Advisory Fees. Pursuant to the Original GMFCT Agreement and New GMFCT Agreement, GMFCT is entitled to an annual fee from each Fund. The advisory fee schedule for each Fund under the Original GMFCT Agreement and New GMFCT Agreement is listed in Exhibit D. Under the New GMFCT Agreement, the advisory fee schedule for each Fund will not change. The compensation payable to all subadvisers, if applicable to a Fund, is paid by GMFCT. The Funds are not responsible for payment of subadvisory fees to any subadviser. Exhibit E to this Proxy Statement lists the amount of advisory fees that each Fund paid to GMFCT for the fiscal year ended December 31, 2006.

     GMFCT also serves as investment adviser of certain retail mutual funds that have comparable investment objectives as some of the Funds. Exhibit H identifies these comparable funds, includes their net assets as of December 31, 2006 and discloses GMFCT’s rate of compensation for managing such funds.

     Continuance. If shareholders approve the New GMFCT Agreement, it will continue for one year from the date of its effectiveness, unless earlier terminated. The New GMFCT Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of a Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Original GMFCT Agreement contains a similar provision.

     Termination. The Original GMFCT Agreement provides that it may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, or by GMFCT, in each case, upon not less than 60 days written notice to the other party. The Original GMFCT Agreement also provides that it will automatically and immediately terminate in the event of its assignment. The New GMFCT Agreement contains identical provisions.

The Board of Trustees unanimously recommends that you vote FOR
Proposal 1.

PROPOSAL 2
APPROVAL OF NEW SUBADVISORY AGREEMENT BY AND AMONG GMFCT, NORTHPOINTE AND THE TRUST, ON BEHALF OF THE GARTMORE GVIT MID CAP GROWTH FUND

Background and Description of the Proposal

     The Board of Trustees is recommending that the shareholders of the Mid Cap Growth Fund approve the proposed Subadvisory Agreement by and among GMFCT, NorthPointe and the Trust, for the management of the Mid Cap Growth Fund, which would become effective at the same time that the New GMFCT Agreement (as defined in Proposal 1) would become effective (i.e., upon the Closing), or as soon as practicable thereafter. The Mid Cap Growth Fund does not have a subadviser currently. However, the current portfolio managers who provide portfolio management services to both GMFCT and NorthPointe and who currently manage the Fund on behalf of GMFCT have expressed their intent to continue to do so following the Closing of the Transaction as employees of NorthPointe rather than GMFCT. Although the current portfolio managers are expected to become employees of NorthPointe, there is no guarantee that this will happen.

     Approval of Proposal 2 is contingent upon approval of Proposal 1 by shareholders of the Mid Cap Growth Fund. If Proposal 1 is not approved by shareholders of the Mid Cap Growth Fund, then Proposal 2 will not be effective even if shareholders of the Mid Cap Growth Fund vote to approve Proposal 2.

     A form of the Subadvisory Agreement is attached as Exhibit F to this Proxy Statement. The key features of the Subadvisory Agreement are described below.

Information about GMFCT and NorthPointe

     GMFCT is an investment adviser that is registered with the SEC pursuant to the Advisers Act. GMFCT provides investment advisory services to registered investment companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     NorthPointe is an investment adviser that is registered with the SEC pursuant to the Advisers Act. NorthPointe is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net-worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe is a majority-owned indirect subsidiary of NWD. Since NorthPointe and GMFCT are both subsidiaries of NWD, NorthPointe and GMFCT are affiliated entities.

     The name, address and principal occupation of each of the directors and principal executive officers of GMFCT and NorthPointe are included in Exhibit C.

Key Features of the Subadvisory Agreement

     Pursuant to the proposed Subadvisory Agreement, NorthPointe will manage the Mid Cap Growth Fund’s assets on a day-to-day basis, subject to GMFCT’s overall supervisory responsibility for the general management and investment of the Mid Cap Growth Fund’s assets. GMFCT is currently the Mid Cap Growth Fund’s investment adviser.

     The Subadvisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, on January 11, 2007. The key features of the Subadvisory Agreement are described below.

     Subadvisory Services. NorthPointe, subject to the stated investment policies and restrictions of the Mid Cap Growth Fund as set forth in the Mid Cap Growth Fund prospectus and statement of additional information, shall (i) conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Mid Cap Growth Fund’s assets and (ii) monitor on a continuous basis the performance of the Mid Cap Growth Fund’s assets. NorthPointe’s services also are subject to the overall supervision of GMFCT and the Board.

     Subadvisory Fees. Pursuant to the Subadvisory Agreement, NorthPointe is entitled to an annual fee for the management of the Mid Cap Growth Fund. The subadvisory fee schedule for the Mid Cap Growth Fund under the Subadvisory Agreement is as follows:

     0.45% on assets up to $375 million; and
     0.40% on assets of $375 million or more.

The compensation payable to NorthPointe will be paid by GMFCT. The Mid Cap Growth Fund is not responsible for payment of any subadvisory fees to NorthPointe.

     Continuance. If shareholders approve the Subadvisory Agreement, it will continue for one year from the date of its effectiveness, unless earlier terminated. The Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of the Mid Cap Growth Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

     Termination. The Subadvisory Agreement provides that it may be terminated as to the Mid Cap Growth Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Mid Cap Growth Fund, or by NorthPointe or GMFCT, in each case, upon not less than 60 days written notice to the other party. The Subadvisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

The Board of Trustees unanimously recommends that you vote FOR
Proposal 2.

Approval of Proposal 2 is contingent upon approval of Proposal 1 by shareholders of the Mid Cap Growth Fund. If Proposal 1 is not approved by shareholders of the Mid Cap Growth Fund, then Proposal 2 will not be effective even if shareholders of the Mid Cap Growth Fund vote to approve Proposal 2.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST

The Investment Advisers and Subadvisers

     Currently, the investment advisers and subadvisers for the Trust are listed below. All of the current subadvisers are not affiliated with GMFCT or Gartmore Morley Capital Management, Inc. (“GMCM”), the Trust’s current investment advisers.

Funds Advised by Gartmore Mutual Fund Capital
Trust (“GMFCT”)	Subadviser, if any
Gartmore GVIT Global Financial Services Fund	None
Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Global Technology and Communications
Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT Growth Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately
Aggressive Fund
Gartmore GVIT Investor Destinations Moderately
Conservative Fund
Gartmore GVIT Mid Cap Growth Fund
Gartmore GVIT Money Market Fund II
Gartmore GVIT Money Market Fund
Gartmore GVIT Nationwide Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund

GVIT Small Company Fund[1]	American Century Investments, Inc.

GVIT Small Company Fund[1]	Gartmore Global Partners
Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT International Growth Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Developing Markets Fund

Funds Advised by Gartmore Mutual Fund Capital
Trust (“GMFCT”)	Subadviser, if any
GVIT S&P 500 Index Fund	BlackRock Investment Management,
GVIT Small Cap Index Fund[2]	LLC
GVIT Mid Cap Index Fund
GVIT International Index Fund
GVIT Bond Index Fund[2]

GVIT International Value Fund	Boston Company Asset Management,
LLC

GVIT Small Company Fund[1]	Franklin Portfolio Associates, LLC

GVIT Small Company Fund[1]	Neuberger Berman Management Inc.

Federated GVIT High Income Bond Fund	Federated Investment Management
Company

Van Kampen GVIT Multi Sector Bond Fund	Morgan Stanley Investment
GVIT Small Company Fund[1]	Management Inc.

JPMorgan GVIT Balanced Fund	J.P. Morgan Investment Management,
GVIT Small Cap Value Fund[1]	Inc.

GVIT Small Cap Growth Fund[1]	Oberweis Asset Management, Inc.

Van Kampen GVIT Comstock Value Fund	Van Kampen Asset Management

GVIT Small Cap Growth Fund[1]	Waddell & Reed Investment
GVIT Small Company Fund[1]	Management Company

GVIT Small Cap Value Fund[1]	Epoch Investment Partners, Inc.

Fund Advised by Gartmore Morley Capital Management,
Inc. (“GMCM”)	Subadviser, if any
Gartmore GVIT Enhanced Income Fund[2]	None
____________________
[1]	The subadviser manages a sleeve, or portion, of the indicated Fund’s assets.

[2]	These Funds are not voting on any of the Proposals in this Proxy Statement.

       The address of each investment adviser and subadviser is indicated in the table below.

Name of Adviser/Subadviser	Address
GMFCT	1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428

GMCM	5665 Southwest Meadows Road
Suite 400
Lake Oswego, Oregon 97035

American Century Investments, Inc.	4500 Main Street
Kansas City, Missouri 64111

Name of Adviser/Subadviser	Address
Gartmore Global Partners	8 Fenchurch Place
London - EC3M 4PB, England
United Kingdom

BlackRock Investment Management, Inc.	800 Scudder Mills Road
Plainsboro, New Jersey 08536

Boston Company Asset Management, LLC	One Boston Place
Boston, Massachusetts 02108

Franklin Portfolio Associates, LLC	One Boston Place
34th Floor
Boston, Massachusetts 02108

Neuberger Berman Management Inc.	605 Third Avenue
New York, New York 10158

Federated Investment Management Company	Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

Morgan Stanley Investment Management Inc.	1221 Avenue of the Americas
New York, New York 10020

J.P. Morgan Investment Management, Inc.	245 Park Avenue
New York, New York 10167

Oberweis Asset Management, Inc.	3333 Warrenville Road
Suite 500
Lisle, Illinois 60532

Van Kampen Asset Management	1221 Avenue of the Americas
New York, New York 10020

Waddell & Reed Investment Management Company	6300 Lamar Avenue
Overland Park, Kansas 66202.

Epoch Investment Partners, Inc.	640 Fifth Avenue
18th Floor
New York, New York 10019

     GMFCT is currently an indirect subsidiary of Nationwide Corporation (“NWC”). However, upon the Closing, it will also be a subsidiary of Nationwide Financial. GMFCT is a wholly-owned subsidiary of NWD. Currently, NWD is an indirect, wholly-owned subsidiary of NWD Management & Research Trust (“NWD M&R”), which is a wholly-owned subsidiary of NWC. NWD is owned and controlled through NWC by Nationwide Mutual. Nationwide Financial is also a subsidiary of NWC but not wholly-owned, with the public owning approximately 100% of Nationwide Financial’s Class A shares and NWC owning approximately 100% of Nationwide Financial’s Class B shares. Thus, NWC controls approximately 60% of the outstanding voting shares of Nationwide Financial. The address for GMFCT is referenced above. The address for NWD

M&R and NWD is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. Nationwide Financial’s address is One Nationwide Plaza, Columbus, Ohio 43215.

     NWC’s common stock is held by Nationwide Mutual (95.2%) and Nationwide Mutual Fire Insurance Company (“Nationwide Fire”) (4.8%), each of which is a mutual company owned by its respective policyholders. The address for each of NWC, Nationwide Mutual and Nationwide Fire is One Nationwide Plaza, Columbus, Ohio 43215.

     NorthPointe, the proposed subadviser for the Mid Cap Growth Fund, is a majority-owned indirect subsidiary of NWD. NWD is an indirect, wholly-owned subsidiary of NWD M&R, which is a wholly-owned subsidiary of NWC. The address for NorthPointe is 101 West Beaver Road, Suite 745, Troy, Michigan 48084. The address of NWD and NWD M&R are referenced above.

     Exhibit I lists the amounts of brokerage commissions paid to affiliated brokers for the fiscal year ended December 31, 2006.

Fund Administrator and Transfer Agent

     Gartmore SA Capital Trust (“GSACT”), one of NWD’s registered investment advisers to institutional accounts, also provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares and preparation of financial statements, tax returns and regulatory reports. GISI currently serves as the transfer agent for each of the Funds. Nationwide Mutual has stated its intention to seek an unaffiliated buyer for GSACT in the foreseeable future. However, prior to any sale of GSACT to an unaffiliated company, Nationwide Mutual has stated its intent to recommend to the Board that responsibility for provision of GSACT’s administrative and fund accounting services to the Funds, and the personnel who provide these services, be transferred to GISI. Following such transfer, if approved by the Board, GISI will serve as fund administrator/accountant and transfer agent following the Transaction. GSACT and GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     Sub-Administrator and Sub-Transfer Agent. GSACT and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. (“BISYS”), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds.

Distributor

     Gartmore Distribution Services, Inc. (“GDSI”), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, serves as the Funds’ principal underwriter. In its capacity as principal underwriter, GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. GDSI receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of certain Funds and the Funds’ Class II, Class VI, Class VII and Class VIII shares.

Custodian

     JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

     As of the Record Date, to the Trust’s knowledge, no other person, other than those listed on Exhibit G to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

     As of February 2, 2007, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of a Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Nationwide Financial will pay 100% of all costs in connection with the solicitation of proxies from shareholders of the Trust as well as a concurrent proxy solicitation involving Gartmore Mutual Funds (“GMF”) shareholders, and voting instructions from variable contract owners, including the fees of a proxy solicitation firm, up to $1 million and 50% of all costs in excess of $1 million with NWC bearing the other 50%. The Trust has engaged MIS, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders, and individual shareholders at an estimated cost of approximately $100,000. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy or Nationwide Life or a Participating Insurance Company does not receive your voting instructions by a certain time, you may receive a telephone call from MIS or officers of the Trust, Nationwide Life or a Participating Insurance Company asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. MIS believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of GMFCT, Nationwide Life or a Participating Insurance Company involved in the solicitation of proxies.

     In all cases where a telephonic proxy is solicited, the MIS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the MIS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided to a shareholder agrees with the information in MIS’ possession, then the MIS representative has the responsibility to explain the process, read the Proposal(s) listed on the proxy card(s), and ask for the shareholder’s instructions on the Proposal(s). Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this Proxy Statement. MIS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call MIS immediately if his or her instructions are not correctly reflected in the confirmation.

     Quorum. With respect to the action to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders of record (generally Nationwide Life and the Participating Insurance Companies) entitled to cast a majority of the shares of each Fund on the Proposals at the Meeting shall constitute a quorum for purposes of voting upon such Proposals at the Meeting. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Because the shareholders of each Fund are voting separately on each Proposal, the presence of a quorum at the Meeting will be determined on a Fund-by-Fund basis. For purposes of determining whether a Proposal has been approved for the Trust, abstentions will have the effect of a vote “against” the Proposals.

     The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. As described above, however, Nationwide Life and each Participating Insurance Company, as the shareholder of record of all of the Trust’s shares, are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

     Methods of Tabulation. With respect to each Fund, each Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, then the persons named as proxies may vote to approve the Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposals for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

     Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders (if any) should send his or her written proposal to the Trust’s offices at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees, ERIC E. MILLER, Secretary February 23, 2007